EXHIBIT 32.1

                   CERTIFICATION OF PERIODIC FINANCIAL REPORTS


Solely for the purposes of complying with Section 906 of the Sarbanes-Oxley Act of 2002, we, William D. Gehl, Chairman of the Board and Chief Executive Officer, and Kenneth P. Hahn, Vice President of Finance and Chief Financial Officer, of Gehl Company, certify, based on our knowledge, that:

     (1) the Quarterly Report on Form 10-Q for the quarter ended September 27, 2003 (the "Periodic Report") to which this statement is an exhibit fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

     (2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Gehl Company.

Dated: November 10, 2003

                                          /s/ William D. Gehl
                                          ---------------------------
                                          William D. Gehl



                                          /s/ Kenneth P. Hahn
                                          ---------------------------
                                          Kenneth P. Hahn